                         Oppenheimer Trinity Value Fund
                      Supplement dated May 14, 2003 to the
                       Prospectus dated September 24, 2002

The Prospectus is changed as follows:

1.    The supplement dated January 17, 2003 is replaced by this supplement.

2.    The following is added as a second and third paragraph to the existing footnote under the "Annual Fund Operating Expenses" table on page 7:

      Effective  November  1, 2002,  the limit on  transfer  agent fees for
      Class Y shares  increased  to 0.35% of  average  daily net assets per fiscal  year.  Had that limit been in effect  during the Fund's prior
      fiscal  year,  the  Class  Y  "Other   Expenses"  and  "Total  Annual
      Operating  Expenses"  as  percentages  of  average  daily net  assets would have been 0.72% and 1.47%, respectively.

      Effective  January 1, 2003, the Manager  voluntarily  agreed to waive a portion  of its  advisory  fee at an annual  rate equal to 0.10% of each  class's  average  daily net assets  while the  Fund's  trailing one-year  performance  at the end of the  preceding  quarter is in or below the fifth  quintile  of the Fund's  Lipper  peer  group  (i.e., multi-cap value funds).  The Manager will voluntarily  waive 0.05% of each  class's  average  daily net assets  while the  Fund's  trailing one-year  performance  at the end of the preceding  quarter is in the fourth  quintile  of the Fund's  Lipper  peer  group.  The  foregoing
      advisory  fee  waiver  automatically   terminates  while  the  Fund's
      trailing  one-year  performance  at the end of the preceding  quarter is in the first,  second or third  quintile of the Fund's Lipper peer group.  The  foregoing  waiver  may be amended  or  withdrawn  by the
      Manager at any time.

3.    The following paragraph is added to the end of the section captioned "How the Fund is Managed" on Page 11:

            At a  recent  meeting,  the  Board  of  Trustees  of  the  Fund
      determined   that  it  is  in  the  best   interest   of  the  Fund's
      shareholders  that the  Fund  reorganize  with  and into  Oppenheimer
      Value Fund,  a series of  Oppenheimer  Series  Fund,  Inc.  The Board unanimously  approved an agreement and plan of  reorganization  to be entered into between  these funds and the  transactions  contemplated thereby (the  "reorganization").  The Board further  determined  that the  reorganization  should be submitted  to the Fund's  shareholders
      for  approval,   and  recommended  that   shareholders   approve  the
      reorganization.   Shareholders   of   record  as  of  a  date  to  be
      determined   by  the  Board   will  be   entitled   to  vote  on  the
      reorganization  and will receive the proxy  statement  describing the reorganization.  The anticipated date for the shareholder  meeting is on or  about  September  12,  2003,  with  the  reorganization  to be effected shortly thereafter.

May 14, 2003                                                PS0381.017